Exhibit 10.3

                           FIRST AMENDED AND RESTATED
                            PLAYBOY ENTERPRISES, INC.
                         1991 NON-QUALIFIED STOCK OPTION
                         PLAN FOR NON-EMPLOYEE DIRECTORS

                       Effective as of September 17, 2008

      Playboy Enterprises, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), hereby adopts this First Amended and Restated Playboy Enterprises, Inc. 1991 Non-Qualified Stock Option Plan for Non-Employee Directors (the "Plan"). The purpose of this Plan is to assist the Company in attracting and retaining dedicated and qualified persons to serve as Non-Employee Directors of the Company.

                                    ARTICLE I
                                   DEFINITIONS

      Whenever the following terms are used in this Plan, they shall have the meaning specified below.

      Section 1.1 - "Board" shall mean the Board of Directors of the Company.

      Section 1.2 - "Class B Stock" shall mean the Company's Class B Common Stock, par value $.01 per share.

      Section 1.3 - "Code" shall mean the Internal Revenue Code of 1986 as amended.

      Section 1.4 - "Committee" shall mean a committee comprised of such members of the Board who are Non-employee Directors.

      Section 1.5 - "Company" shall mean Playboy Enterprises, Inc.

      Section 1.6 - "Directors" shall mean a member of the Board.

      Section 1.7 - "Non-Employee Director" shall mean a Director of the Board who is not an employee of the Company within the meaning of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, as such rule or its equivalent is then in effect ("Rule 16b-3").

      Section 1.8 - "Non-Qualified Option" shall mean an option which is designated as a Non-Qualified Option.

      Section 1.9 - "Option" shall mean an option to purchase Class B Stock of the Company granted under the Plan.

      Section 1.10 - "Optionee" shall mean a Non-Employee Director to whom an Option is granted under the Plan.

      Section 1.11 - "Plan" shall mean this First  Amended and Restated  Playboy
Enterprises,   Inc.  1991  Non-Qualified  Stock  Option  Plan  for  Non-Employee
Directors.

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      Section 1.12 - "Secretary" shall mean the Secretary of the Company.

      Section 1.13 - "Securities Act" shall mean the Securities Act of 1933, as amended.

      Section 1.14 - "Termination of Service" shall mean the time at which the Optionee ceases to serve as a Director for any reason, with or without cause, which includes termination by resignation, death or retirement.

                                   ARTICLE II
                         SHARES SUBJECT TO PLAN SECTION

      Section 2.1 - Shares Subject to Plan

      The shares of stock subject to Options shall be shares of the Company's Class B Stock. The aggregate number of such shares, which may be issued upon exercise of Options, shall not exceed 80,000 shares of Class B Stock.

      Section 2.2 - Unexercised Options

      If any Option expires or is cancelled without having been fully exercised the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1.

      Section 2.3 - Changes in Company's Shares

      In the event that the outstanding shares of Class B Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options; provided, however, that, pursuant to Treasury Regulation Section 1.409A-1(b)(5)(v)(D), no such adjustment shall cause an existing Option to be treated as a new Option.

                                   ARTICLE III
                               GRANTING OF OPTIONS

      Section 3.1 - There is hereby granted with respect to each person who first becomes a Non-Employee Director of the Company after the effective date of this Plan, an Option to purchase 10,000 shares of Class B Stock as of the date such person first becomes a Non-Employee Director.

                                   ARTICLE IV
                                TERMS OF OPTIONS

      Section 4.1 - Option Agreement

      Each Option shall be evidenced by a written stock option agreement in any form acceptable to the Committee, which shall be executed by the Optionee and an authorized officer of the Company.

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      Section 4.2 - Option Price

      a. The price of the shares subject to each Option shall be 100% of the Fair Market Value (as defined in paragraph (b) below) of such shares at the end of the business day of the day such Option is granted.

      b. For purposes of the Plan, the "Fair Market Value" of a share of the Company's Class B Stock as of a given date shall be:

            (i) the closing price of a share of Class B Stock on the principal exchange on which shares of Class B Stock are then trading, if any, on the date as of which such value is being determined, or, if there are no reported transactions for such date, on the next preceding date for which transactions were reported, as published in the Midwest Edition of The Wall Street Journal; or

            (ii) if such Class B Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system:

                  (A) the last  sale  price  (if the  stock is then  listed as a
            National Market Issue under the NASD National Market System) or

                  (B) the mean between the closing  representative bid and asked prices (in all other cases) for such Class B Stock on the next preceding date for which transactions were reported by NASDAQ or such successor quotation system; or

            (iii) if there is no reporting of transaction on any exchange or quotation system, the fair market value of a share of Class B Stock as determined by the Board from time to time acting in good faith and, in all instances, established pursuant to Treasury Regulation Section 1.409A-1(b)(5)(iv)(B).

      Section 4.3 - Commencement of Exercisability

            a. Subject to the provisions of Section 4.3(b) below and 7.3, Options shall become exercisable at such times and in such installments as provided in the terms of the stock option agreement which is provided by the Committee; provided, however, that, to the extent necessary for this Plan to meet the requirements of Rule 16b-3, no Option granted hereunder shall be exercisable for at least six (6) months (or such other period as may be specified in said Rule) after such Option is granted.

            b. No portion of an Option which is unexercisable at such time as an Optionee ceases to be a Director of the Company shall thereafter become exercisable.

      Section 4.4 - Expiration of Options

      Each Option may be exercised any time until the first of the following events, after which such Option will become unexercisable:

                  (i) Ten (10) years from the date the Option was granted if the Optionee is still a Director of the Company.

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                  (ii)  Three (3) months  after the  Optionee's  Termination  of
            Service if such Termination of Service results from Optionee's: (A) retirement or (B) removal from the Board other than for cause.

                  (iii) The effective  date of: (i) removal of the Optionee from the Board for cause, (ii) the Optionee's resignation from the Board, or (iii) a "Change of Control" described in clauses (iv) and (v) of the definition of such term in Section 4.7.

                  (iv) One (1) year after the date on which the Optionee ceases to be a Director of the Company by reason of having become disabled (within the meaning of Section 22(e)(3) of the Code); provided, however, that this subsection (iv) shall not apply if the Optionee dies within said one (1) year period.

                  (v)   One (1) year from the date of the Optionee's death.

      Section 4.5 - No Additional Rights

      Nothing in this Plan or in any stock option agreement hereunder shall confer upon any Optionee any right to continue to serve as a Director of the Company or shall interfere with or restrict in any way the right, which right is hereby expressly reserved, to remove any Optionee as a Director in accordance with the By-laws and Certificate of Incorporation of the Company and applicable law.

      Section 4.6 - Adjustments in Outstanding Options

      In the event that the outstanding shares of the Class B Stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, so that the Optionee's proportionate interest shall be maintained. Such adjustment in the Option shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in the Option price per share. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company, their representatives and all other interested persons.

      Section 4.7 - Change of Control

      Additionally, in the event there is a "Change of Control" (as hereinafter defined), the Optionee shall have the right to exercise the Option with respect to all shares covered by the Options held by the Optionee.

      In the event of any Change of Control described in clauses (iv) or (v) below, if the Option has then neither been fully exercised nor become unexercisable under Section 4.4, each Option shall be exercisable as to all shares covered thereby during the period commencing ninety (90) days prior to the scheduled effective date of any such Change in Control and ending on the day immediately preceding the effective date of such Change of Control; provided that any exercise of any Option so accelerated shall be conditioned upon the consummation of the contemplated corporate transaction.

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

      For purposes of this Plan, the term "Change of Control" means the occurrence of any of the following events:

                  (i) Except pursuant to a transaction described in the proviso in Section 4.7 (iv) or (v), Hugh M. Hefner and Christie Hefner cease collectively to hold over 50% of the combined voting power of the then-outstanding securities entitled to vote generally in the election of Directors of the Company ("Voting Stock");

                  (ii) Except pursuant to a transaction described in the proviso to Section 4.7 (iv) or (v), a sale, exchange or other disposition of PLAYBOY Magazine;

                  (iii) Except  pursuant  to a  transaction  described  in  the proviso to Section 4.7 (iv) and (v), the liquidation or dissolution of the Company;

                  (iv) The Company is merged, consolidated or reorganized into or with another corporation or other legal persons; provided, however, that no such merger, consolidation or reorganization will constitute a Change of Control if:

                        (A) the merger, consolidation or reorganization is initiated by the Company;

                        (B) as a result of such merger, consolidation or reorganization not less than a majority of the combined voting power of the then-outstanding securities of the surviving, resulting or ultimate parent corporation, as the case may be, immediately after such transaction is held in the aggregate by persons who held not less than a majority of the combined voting power of the outstanding Voting Stock of the Company immediately prior to such transaction; and

                        (C) in connection with such a transaction, provision is made for an assumption of each Option or a substitution thereof with a new Option in the surviving, resulting or ultimate parent corporation, as the case may be, or substantially equivalent value; or

                  (v) The Company sells or otherwise transfers all or substantially all of its assets to another corporation or other legal person; provided, however, that no such sale or transfer will constitute a Change of Control if:

                        (A)   the sale or transfer is initiated by the Company;

                        (B)   as a result of such sale or transfer not less than
                  a majority of the combined voting power of the then-outstanding securities of such corporation or other legal person, as the case may be, immediately after such sale or transfer is held in the aggregate by persons who held not less than a majority of the combined voting power of the outstanding Voting Stock of the Company immediately prior to such sale or transfer; and

                        (C) in connection with such a transaction, provision is made for an assumption of each Option or a substitution thereof with a new Option in

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

                  such corporation or other legal person, as the case may be, of substantially equivalent value.

      For purposes of this Section 4.7, any Voting Stock beneficially owned (as such term is defined under Rule 13d-3 or any successor rule or regulation under the Securities Exchange Act of 1934, as amended) by the Hugh M. Hefner Foundation shall be deemed to be held by Christie Hefner if and so long as she has sole voting power with respect to such Voting Stock.

                                    ARTICLE V
                               EXERCISE OF OPTIONS

      Section 5.1 - Person Eligible to Exercise

            a. Subject to Section 5.1(b) below, during the lifetime of the Optionee, only he may exercise an Option (or any portion thereof) granted to him. After the death of the Optionee, any exercisable portion of an Option may, within the time frame allowed, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of decent and distribution.

            b. Should the Optionee be determined under applicable law to have become a disabled person or the equivalent thereof, the Option may, prior to the time when the Option becomes unexercisable under the Plan or the applicable stock option agreement, be exercised by the Optionee's guardian or by any other person empowered to do so under applicable laws of guardianship.

      For purposes of this Section 5.1, "disabled person" shall mean a person who (i) because of mental deterioration or physical incapacity is not fully able to manage his person or estate or (ii) is mentally ill and who because of his mental illness is not fully able to manage his person or estate.

      Section 5.2 - Partial Exercise

      Any exercisable portion of any Option may be exercised in whole or in part at any time during the time frame allowed; provided, however, that each partial exercise shall be for whole shares only.

      Section 5.3 - Manner of Exercise

      Each Option or any exercisable portion thereof, must be exercised by delivery to the Secretary or his office of:

            a. Notice in writing signed by the Optionee (or other person then entitled to exercise such Option) that such Option or portion thereof is being exercised; and

            b.    Payment in full for the exercised shares:

                  (i)   In cash or by certified or cashier's check; or

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

                  (ii)  Provided,  however,  that the  Optionee  may use  Common
            Stock in payment of the exercise price only if the shares so used are considered "mature" for purposes of generally accepted accounting principles, i.e.:

                        (A) they have been held by the Optionee free and clear for a least six (6) months prior to the use thereof to pay part of an Option exercise price;

                        (B) they have been purchased by the Optionee in other than a compensatory transaction; or

                        (C) they meet any other requirements for "mature" shares as may exist on the date of the use thereof to pay part of an Option exercise price, as determined by the Committee;

            further provided, however, that the Optionee may use Common Stock in payment of the exercise price by means of attestation to the Company of his ownership of sufficient shares in a manner reasonably acceptable to the Committee. Shares actually delivered to the Company (i.e., shares for which the attestation mechanism is not used) must be duly endorsed for transfer to the Company. Shares used to pay all or part of the Option exercise price pursuant to this provision will be credited at their Fair Market Value on the date of delivery; or

                  (iii) If authorized by the Committee,  by a "net exercise" via the forfeiture to the Company of a portion of the Option pertaining to shares with a fair market value equal to the exercise price of the portion of the Option being exercised plus the applicable tax withholding amount; or

                  (iv) Any combination of the consideration provided in the foregoing subsections (i) and (ii) (and if authorized by the Committee, subsection (iii)); and

            c. Such representations and documents as are necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations; and

            d. Appropriate proof of the right of such person or persons to exercise the Option or portion thereof in the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee; and

            e. Full payment to the Company of all amounts which, under federal, state or local law, it is required to withhold upon exercise of the Option.

      Section 5.4 - Share Certificates

      The shares of Class B Stock issuable and deliverable upon the exercise of an Option shall be fully paid and non-assessable.

      The Company shall not be required to issue or deliver any certificate or certificates for shares for stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

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

            a. The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body which may be necessary or advisable; and

            b. The obtaining of any approval or other clearance from any state or federal governmental agency which may be necessary or advisable; and

            c. The payment to the Company of all amounts which, under federal, state or local law, it is required to withhold upon exercise of the Option.

      Section 5.5 - Rights as Stockholders

      The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

                                   ARTICLE VI
                                 ADMINISTRATION

      Section 6.1 - It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

                                   ARTICLE VII
                                OTHER PROVISIONS

      Section 7.1 - Options Not Transferable

      No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution.

      Section  7.2  -  Amendment,   Suspension  or   Termination  of  the  Plan;
Modification of Options

      The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided, however, that (a) no such amendment or modification may become effective if it would (i) cause this Plan to fail to meet the applicable requirements of Rule 16b-3, or (ii) cause any participant herein to fail to qualify as a "disinterested person" under Section 16 of the Exchange Act, and (b) Article III shall in no event be amended, if at all, more than once every six (6) months, and any amendment or modification requiring stockholder approval under applicable provisions of Rule 16b-3 (including applicable provisions, if any, with respect to any increase in the number of shares that may be subject to Options

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under Section 2.1) shall become  effective  only after  stockholder  approval is obtained. Neither the amendment, suspension or termination of the Plan shall, without the consent of the holder of the Option, impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan. An Option shall be subject in all events to that condition that, if at any time the listing, registration or qualification of any of the Company's securities upon any securities exchange or under any law, regulation or other requirement of any governmental authority is necessary or desirable, or that any consent or approval from any governmental authority is necessary or desirable, then the terms of any Option granted under the Plan may be modified, without the consent of the Optionee, in any manner which may be the necessary or desirable in order
to  improve  the  Company's  ability  to  obtain  such  listing,   registration,
qualification, consent or approval.

      Section 7.3 - Effective Date; Approval of Plan by Stockholders

      The effective date of this Plan shall be the date of its adoption by the Board. This Plan will be submitted for the approval of the Company's stockholders within twelve (12) months after the date of the Board's initial adoption thereof. Options may be granted prior to such stockholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the stockholders; provided, further, that if such approval has not been obtained at the end of said twelve (12) month period, all Options previously granted under the Plan shall thereupon be cancelled and become null and void.

      Section 7.4 - Effect of Plan Upon Option and Compensation Plans

      The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company. Nothing in this Plan shall be construed to limit the right of the Company:

      (a) to establish any other forms of incentives or compensation for Directors of the Company; or

      (b)   to grant  or  assume  options  otherwise  than  under  this  Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock, or assets of any corporation, firm or association.

      Section 7.5 - No Obligation to Register

      The Company shall not be deemed, by reason of the granting of any Option, to have any obligation to register the shares of Class B Stock subject to such Option under the Securities Act or to maintain in effect any registration of such shares which may be made at any time under the Securities Act.

      Section 7.6 - Transfer Restrictions

      To the extent required for compliance of the Plan with any applicable provisions of Rule 16b-3, shares acquired upon exercise of any Option may not be sold or otherwise transferred for at least six (6) months (or such other period as provided in such Rule) after such acquisition.

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